UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2011

ECO Building Products, Inc.
(Exact Name of Registrant as Specified in its Charter)

Colorado	000-53875	20-8677788
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

909 West Vista Way, Vista, CA 92083
 (Address of Principal Executive Offices)

(909) 519-5470
Registrants Telephone Number

ECOBLU PRODUCTS, INC
(Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 15, 2011, the Company has amended its Articles of Incorporation changing its name to ECO Building Products, Inc. No other changes were made.

Section 9 – Financial Statements and Exhibits
Item 9.01   Financial Statements and Exhibits

Exhibits

3.1           Amended Articles of Incorporation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOBLU PRODUCTS, INC.

Date: July 25, 2011	By:	/s/ Steve Conboy, President
Name: Steve Conboy, President
Title: President
Principal Executive Officer and Principal Financial Officer